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Scudder Technology Fund

Classes A, B, C and I

Annual Report

October 31, 2001

"We believe technology companies are now focused on buying competitors for a fraction of sales or close to book value."

Contents

3 Performance Summary

6 Economic Overview

9 Portfolio Management Review

16 Portfolio Summary

18 Investment Portfolio

24 Financial Statements

28 Financial Highlights

32 Notes to Financial Statements

40 Report of Independent Auditors

41 Tax Information

42 Shareholder Meeting Results

44 Officers and Trustees

45 Investment Products and Services

47 Account Management Resources

Scudder Technology Fund	Nasdaq Symbol	CUSIP Number
Class A	KTCAX	81123F-108
Class B	KTCBX	81123F-207
Class C	KTCCX	81123F-306

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary October 31, 2001

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Technology Fund	1-Year	3-Year	5-Year	10-Year
Class A	-57.51%	6.76%	9.05%	13.15%
Class B	-57.90%	5.66%	7.96%	12.01%(a)
Class C	-57.85%	5.77%	8.10%	12.18%(a)
S&P 500 Composite Index+	-24.91%	.04%	10.04%	12.76%
JPMorgan H&Q Technology Index++	-58.46%	2.83%	10.55%	17.64%
Goldman Sachs Technology Index+++	-56.20%	-1.76%	10.85%	n/a

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/01	$ 10.80	$ 9.55	$ 9.75
10/31/00	$ 29.18	$ 26.46	$ 26.91
Distribution Information: Twelve Months: Capital Gains Distributions	$ 2.58	$ 2.58	$ 2.58

Class A Lipper Rankings* - Science & Technology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	113	of	345	33
3-Year	27	of	90	30
5-Year	27	of	54	50
10-Year	10	of	13	72

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. If sales charges had been included, results might have been less favorable.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
-- Scudder Technology Fund - Class A -- S&P 500 Composite Index+ - - - JPMorgan H&Q Technology Index++

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$4,005	$11,468	$14,534	$32,413
	Average annual total return	-59.95%	4.67%	7.76%	12.48%
Class B(c)	Growth of $10,000	$4,102	$11,624	$14,590	$31,098(a)
	Average annual total return	-58.98%	5.14%	7.85%	12.01%(a)
Class C(c)	Growth of $10,000	$4,215	$11,834	$14,765	$31,569(a)
	Average annual total return	-57.85%	5.77%	8.10%	12.18%(a)
S&P 500 Composite Index+	Growth of $10,000	$7,509	$10,012	$16,136	$33,236
	Average annual total return	-24.91%	.04%	10.04%	12.76%
JPMorgan H&Q Technology Index++	Growth of $10,000	$4,154	$10,875	$16,517	$50,848
	Average annual total return	-58.46%	2.83%	10.55%	17.64%

The growth of $10,000 is cumulative.

(a) Returns shown for Class B and C shares for the periods prior to their inception date on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Technology Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.
++ The JPMorgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index) is composed of approximately 275 technology stocks, selected as representative of the overall technology sector. The index includes companies from five technology groups: computer hardware, computer software, communications, semiconductors and information services.
+++ The Goldman Sachs Technology Index is a capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share classes.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Economic Outlook: Recession, Then Recovery

Dear Shareholder:

On the morning of September 11, economic conditions were uncertain at best, and the terrorist attacks in the United States on the World Trade Center and the Pentagon only increased the odds of recession. In the wake of the attacks, U.S. policymakers are moving aggressively to provide fiscal and monetary stimulus to keep the economy on track.

U.S. consumers had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence, and now they're spending less. Although people will still buy groceries, visit the doctor and pay their child's tuition, we don't expect total consumption to get back to this past summer's level before the end of 2002. As their customers retrench, business executives will likely do the same. They have already cut capital spending and will review outlays for the coming months. As a result, we expect the economy to continue its decline until early next spring.

Despite America's current malaise, the rest of the world is still looking to us to spark global growth. Japan remains in recession, and output is slipping in the largest European countries. But policymakers elsewhere may finally be getting the message that world growth is at risk. The European Central Bank recently surprised markets with a rate cut of half a percentage point, and Japan's government has vowed to get serious about reform. These moves, while welcome, will take time to bear fruit.

Before stuffing money under the mattress, investors can take heart that U.S. policymakers have been quick to act to bolster the world's largest economy. At the exact moment when the private sector is cutting back, the government is stepping up with huge new outlays. What's good about these outlays is that they aren't new programs that will last forever, and the economy will reap the benefits quickly. This stimulus may not prevent two or three quarters of negative growth, but it should shorten the correction process.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. We believe individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. That will hurt now but will brighten the medium- to long-term outlook.

Economic Guideposts Data as of 10/31/01
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion. Because the markets are forward looking, financial asset prices here and abroad may begin to anticipate stronger growth before then - an important point for investors to keep in mind as they evaluate their holdings.

Zurich Scudder Investments, Inc.
Economics Group

November 13, 2001

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of November 13, 2001, and may not actually come to pass.

Portfolio Management Review

Scudder Technology Fund: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

Scudder Technology Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Robert L. Horton joined the Advisor in 1996 and the fund team in 1999. Mr. Horton began his investment career in 1993.

Portfolio Manager Blair Treisman joined the Advisor in 1999 and the fund team in 2000. Ms. Treisman began her investment career in 1994.

In the past year, America's oldest technology fund changed its name from Kemper Technology Fund to Scudder Technology Fund. Below, Portfolio Managers Robert Horton and Blair Treisman discuss how the fund coped with exceptionally volatile market conditions during the 12 months ended October 31, 2001.

Q: The past 12 months have been one of the most unusual periods in stock market history. How did Scudder Technology Fund perform during fiscal year 2001?

A: We preserved more capital than the average technology fund by focusing on the highest-quality companies. Still, we are disappointed to report that the fund's return was -57.51 percent for the 12 months ended October 31, 2001 (Class A shares unadjusted for sales charge). The average fund in the Lipper Science and Technology category fell 61.10 percent for the period. Scudder Technology Fund's benchmark, the unmanaged Goldman Sachs Technology Index, fell 56.20 percent for the 12 months ended October 31, 2001. The index is a group of computer hardware, software, networking, semiconductor and telecommunication equipment stocks of all market capitalizations.

We adopted the Goldman Sachs Index as the fund's benchmark during the year to replace the JPMorgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index), an unmanaged group of technology stocks that we felt had become less representative of the composition of the fund. The JPMorgan H&Q Technology Index fell 58.46 percent for the 12 months ended October 31, 2001.

As we closed the 2001 fiscal year, technology investors were grappling with three problems: faltering corporate earnings, large write-offs of sour investments and weak product demand. Even prior to September 11's acts of terrorism, some technology stocks had dropped more than 90 percent. Since then, there has been a tremendous amount of anxiety about technology stocks. We faced a time of extraordinary stock market volatility, marked by the first attack on Washington, D.C. since the War of 1812. We also saw the first prolonged market shutdown since a terrorist assassinated an Austrian duke in 1914 to precipitate World War I.

Q: What was behind the sharp decline in technology stocks?

A: Overall, the short-term corporate profit picture grew grim amid a global economic slowdown. Beginning with a surprise interest rate cut in early January, the Federal Reserve Board slashed short-term lending rates by 450 basis points to 2 percent. However, the Fed's action was not enough to avoid a deteriorating business environment that has hit technology companies hard. Steep declines in corporate capital spending plans have reduced demand for a wide range of software, telecom and semiconductor products, prompting analysts to slash earnings estimates for many stocks that fit the fund's investment discipline.

Q: How did you position the fund in this environment?

A: We entered 2001 with an extremely high inventory build-up in almost every sector of technology, and companies have been struggling to reduce excess capacity levels. During the year, we beefed up our technology analyst staff from seven to 12 people. Our team focused on individual companies' cash flow and took a hard look at each company's ability to survive. At the start of the fiscal year, we saw that expectations around Wall Street for earnings estimates were unrealistic. We knew that something had to happen. In other words, profit estimates needed to come down. Given this environment, we knew that we had to be extremely careful and price sensitive with stock purchases. We continue to believe earnings projections remain too high for 2002.

Q: How does the fund's portfolio look compared to a year ago and two years ago?

A: We have experienced an incredible amount of technology sector volatility over the past 12 and 24 months. Our team of analysts has found that the most prudent strategy has been to stick with companies whose management teams have the experience and financial resources to weather a negative operating environment. Some of Scudder Technology Fund's top holdings as of October 31, 2001, such as Microsoft and Cisco Systems, were companies that were among the fund's top five holdings both a year ago and two years ago (October 31, 1999). While the size of our positions varied as each company's prospects changed, we believe our focus on industry leaders such as Microsoft and Cisco Systems illustrates the fund's commitment to investing with a long-term perspective in mind.

During the year, we sold some of the fund's smaller holdings, eliminating companies we felt had weak prospects or little hope of a turnaround. This positioning increased the portfolio's overall level of concentration. As of October 31, 2001, the fund's top 10 holdings represented 39.1 percent of the portfolio, compared to 29.3 percent a year earlier.

Q: What were the biggest positive and negative contributors to performance over the past 12 months?

A: On the positive side, the stock price of KLA-Tencor, a semiconductor company, rose more than 20 percent during fiscal year 2001 as results exceeded analysts' estimates. This made the stock one of the strongest positive contributors to the fund's yearly return. For most of the period, we were substantially overweight in this company's stock compared with the fund's benchmark - the Goldman Sachs Technology Index. KLA makes inspection equipment used in chip manufacturing and was the fund's seventh largest holding as of October 31, 2001 (2.4 percent).

Overall, however, our winners were few and far between. Most of Scudder Technology Fund's holdings lost more than half their value, including Juniper Networks and JDS Uniphase, companies that were top 15 holdings at the start of fiscal year 2001, but which fell to relatively minor positions by year's end. (0.49 percent and 0.45 percent, respectively). The decline in weighting resulted from both depreciation and a partial sale of our positions.

Q: What do you believe can rekindle earnings growth for technology companies?

A: For customer demand to improve, we need to see exciting new applications. Innovative applications typically drive end users to purchase new technology products, and that ripples up through the entire supply chain.

Two factors that could help drive demand in the year ahead are Microsoft's new XP operating system and a build-out of next-generation wireless technology, so that data rates to handsets will be much quicker. Especially since September 11, there's been a tremendous amount of focus on the telecommunications space, and wireless in particular. First, that's because inventories have been worked down. Second, capacity for wireless spiked in September, as many phone systems were overloaded. So, there's a new rush for demand at the same time new applications are coming out.

What we look for are companies with high cash flow - companies that we think will be survivors such as AOL Time Warner (the fund's fifth largest holding as of October 31, at 3.67 percent). Otherwise, we're still miserly in our use of cash right now. We are very concerned about picking out the right spots to make investments, though we do see a variety of areas becoming more attractive than they were several months ago. The reasons are multifold: good management, solid products, a broad customer base and geographic reach, and a potential economic rebound in 2002. These are companies that, in general, we believe will thrive one, two and five years from now.

Q: With technology stock prices down so much, do you believe there is much potential for industry consolidation?

A: In 1999 and 2000, companies often made acquisitions for their newsworthiness regardless of valuation. Over the last 12 months, however, we saw only a few headline-making acquisitions such as the Compaq and Hewlett-Packard deal, which may be in jeopardy. We believe technology companies are now focused on buying competitors for a fraction of sales or close to book value. Companies are taking a hard look at what really makes sense for their business and asking whether an acquisition will really generate a return. Many of these buyouts aren't making news headlines right now, but are incredibly important to the overall health of the marketplace.

Q: Security has become a paramount concern for the United States. How do you think this will affect technology investing?

A: Over the next 12 to 18 months, we believe more industries may need to increase investments in technology because of the September attacks. Many Fortune 500 companies have implemented disaster recovery plans, but now they're asking for more real-time access to backed-up and recovered data. They're talking about increased security for networks, so that the back office is secure. This is one example of how what happened on September 11 may drive demand for technology.

As we said in Scudder Technology Fund's April 30 semiannual report, the current environment can either create a sense of disgust or serve as a mechanism to sort through the rubble and begin again, with an eye toward learning from the past. Scudder's 53 years of experience in managing technology investments tells us that it would be foolish to liquidate positions in solid companies at fire-sale prices. While past performance is no guarantee of the future, since Scudder Technology Fund began operating in 1948, the fund has survived every market storm, including the recessions and oil embargoes of the 1970s.

The opinions and forecasts expressed are those of the portfolio managers as of 11/7/01, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security.

Portfolio Summary October 31, 2001

Asset Allocation	10/31/01	10/31/00

Common Stocks	87%	89%
Cash Equivalents	12%	11%
Preferred Stocks	1%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	10/31/01	10/31/00

Technology	72%	75%
Service Industries	12%	7%
Communications	5%	5%
Media	4%	3%
Manufacturing	3%	5%
Durables	3%	2%
Financial	1%	1%
Health	-	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2001* ( 39.1% of Portfolio)
1. Microsoft Corp. Developer of computer software	6.7%
2. International Business Machines Corp. Manufacturer of computers and servicer of information processing units	5.9%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	5.5%
4. Cisco Systems, Inc. Developer of computer network products	4.4%
5. AOL Time Warner, Inc. Deliverer of entertainment, news and Internet brands	3.7%
6. Electronic Data Systems Corp. Provider of information technology systems	3.5%
7. KLA-Tencor Corp. Developer, manufacturer and marketer of automated image processing systems	2.4%
8. Dell Computer Corp. Developer and manufacturer of personal computers	2.4%
9. Oracle Corp. Provider of database management software	2.4%
10. Analog Devices, Inc. Designer, manufacturer and marketer of linear, mixed-signal and digital integrated circuits	2.2%

* Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2001

	Shares	Value ($)
Common Stocks 86.8%
Communications 4.4%
Cellular Telephone 2.0%
AT&T Wireless Services, Inc.*	2,116,000	30,555,040
Nokia Oyj (ADR)*	613,800	12,589,038
		43,144,078
Telephone / Communications 2.4%
JDS Uniphase Corp.*	1,206,400	9,639,136
Nortel Networks Corp.*	3,382,112	19,650,071
WorldCom, Inc. - WorldCom Group*	1,566,600	21,070,770
		50,359,977
Durables 2.4%
Telecommunications Equipment
CIENA Corp.*	495,500	8,056,830
Lucent Technologies, Inc.	3,141,100	21,045,370
Palm, Inc.*	1,667,500	4,102,050
Sonus Networks, Inc.*	1,016,800	4,280,728
Tellabs, Inc.*	1,059,517	14,462,407
		51,947,385
Financial 1.1%
Other Financial Companies
Adams Capital Management I, LP, 3.6% limited partnership interest* (b) (c)	-	1,745,675
Adams Capital Management III, LP, 1.2% limited partnership interest* (b) (c)	-	755,897
Alloy Ventures 2000, LP, 3.0% limited partnership interest* (b) (c)	-	2,259,289
Asset Management Association 1996, LP, 2.5% limited partnership interest* (b) (c)	-	2,473,018
Asset Management Association 1998, LP, 3.5% limited partnership interest* (b) (c)	-	5,318,671
Crosspoint Venture Partners 1993, LP, 3.1% limited partnership interest* (b) (c)	-	684,276
GeoCapital III, LP, 5.0% limited partnership interest* (b) (c)	-	702,852
GeoCapital IV, LP, 2.9% limited partnership interest* (b) (c)	-	2,734,053
Med Venture Associates II, LP, 6.1% limited partnership interest* (b) (c)	-	1,704,407
Med Venture Associates III, LP, 2.7% limited partnership interest* (b) (c)	-	1,332,376
Sevin Rosen Fund V, LP, 2.8% limited partnership interest* (b) (c)	-	3,138,747
W.R. Hambrecht* (b) (c) (d)	140,000	0
		22,849,261
Health 0.0%
Medical Supply & Specialty
Survivalink Corp.* (c)	150,000	15,000
Survivalink Corp.* (c) (Warrants)	110,000	11,000
		26,000
Manufacturing 2.7%
Industrial Specialty
Corning, Inc.	1,138,800	9,178,728
Novellus Systems, Inc.*	350,700	11,583,621
QUALCOMM, Inc.*	776,000	38,117,120
		58,879,469
Media 3.7%
Broadcasting & Entertainment
AOL Time Warner, Inc.*	2,535,500	79,132,955
Service Industries 10.3%
EDP Services 7.9%
Automatic Data Processing, Inc.	535,600	27,669,096
Electronic Data Systems Corp.	1,168,900	75,242,093
First Data Corp.	673,200	45,488,124
Fiserv, Inc.*	606,750	22,565,033
		170,964,346
Miscellaneous Commercial Services 1.5%
Accenture Ltd.*	377,900	6,639,703
Paychex, Inc.	527,900	16,924,474
Siebel Systems, Inc.*	516,000	8,426,280
		31,990,457
Miscellaneous Consumer Services 0.9%
eBay, Inc.*	371,100	19,475,328
Technology 62.2%
Computer Software 17.7%
Adobe Systems, Inc.	1,098,000	28,987,200
BEA Systems, Inc.*	545,209	6,618,837
Brocade Communications Systems, Inc.*	1,293,532	31,756,211
Cadence Design Systems, Inc.*	911,600	19,271,224
Check Point Software Technologies Ltd.*	638,200	18,839,664
Computer Associates International, Inc.	691,100	21,368,812
Compuware Corp.*	1,371,500	14,099,020
Comverse Technology, Inc.*	363,203	6,831,848
i2 Technologies, Inc.*	614,575	2,802,462
Intuit, Inc.*	472,593	19,007,690
Microsoft Corp.*	2,499,028	145,318,478
Oracle Corp.*	3,754,400	50,909,664
PeopleSoft, Inc.*	500,000	14,885,000
		380,696,110
Diverse Electronic Products 6.4%
Applied Materials, Inc.*	773,300	26,377,263
Dell Computer Corp.*	2,129,800	51,072,604
Motorola, Inc.	2,035,100	33,314,587
Netscreen Technologies, Inc.* (c)	1,094,870	5,700,003
Teradyne, Inc.*	943,700	21,752,285
		138,216,742
EDP Peripherals 3.0%
EMC Corp.*	1,889,400	23,277,408
Mercury Interactive Corp.*	777,000	18,508,140
Symbol Technologies, Inc.	870,800	11,189,780
VERITAS Software Corp.*	439,950	12,485,781
		65,461,109
Electronic Components/Distributors 6.2%
Altera Corp.*	576,500	11,645,300
Cisco Systems, Inc.*	5,624,389	95,164,662
Flextronics International Ltd.*	762,000	15,163,800
Juniper Networks, Inc.*	477,207	10,636,944
		132,610,706
Electronic Data Processing 11.0%
Apple Computer, Inc.*	604,100	10,607,996
Compaq Computer Corp.	3,120,900	27,307,875
Hewlett-Packard Co.	2,682,900	45,153,207
International Business Machines Corp.	1,176,300	127,122,741
Sun Microsystems, Inc.*	2,676,179	27,163,217
		237,355,036
Precision Instruments 0.6%
Agilent Technologies, Inc.*	612,500	13,640,375
Semiconductors 17.3%
Analog Devices, Inc.*	1,249,300	47,473,400
Intel Corp.	4,882,500	119,230,650
KLA-Tencor Corp.*	1,263,400	51,622,524
Linear Technology Corp.	522,400	20,269,120
Maxim Integrated Products, Inc.*	424,973	19,442,515
Micron Technology, Inc.*	982,000	22,350,320
STMicroelectronics NV (New York shares)*	858,900	24,023,433
Texas Instruments, Inc.	1,578,000	44,168,220
Vitesse Semiconductor Corp.*	572,600	5,405,344
Xilinx, Inc.*	600,000	18,252,000
		372,237,526
Total Common Stocks (Cost $2,778,318,952)		1,868,986,860

Preferred Stocks 0.7%
Technology 0.7%
Computer Software 0.3%
Planetweb, Inc. "E" (b) (c)	1,838,235	7,481,616
Miscellaneous 0.4%
Chorum Technologies* (c)	5,063,291	8,000,000
Total Preferred Stocks (Cost $17,999,998)		15,481,616
	Principal Amount ($)	Value ($)
Corporate Bonds 0.4%
Technology 0.1%
NVIDIA Corp. Convertible Bond, 4.75%, 10/15/2007	2,400,000	2,857,488
Miscellaneous 0.3%
Cyras Systems, Inc., 4.5%, 8/15/2005	5,450,000	6,294,750
Total Corporate Bonds (Cost $7,850,000)		9,152,238

Cash Equivalents 12.1%
Zurich Scudder Cash Management QP Trust, 2.63%** (Cost $259,670,982)	259,670,982	259,670,982
Total Investment Portfolio - 100.0% (Cost $3,063,839,932) (a)		2,153,291,696

* Non-income producing security.
** Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The unaudited rate shown is the annualized seven-day yield at October 31, 2001.
(a) The cost for federal income tax purposes was $3,079,906,703. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $926,615,007. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $146,385,610 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,073,000,617.
(b) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at October 31, 2001 amounted to $30,330,877, which represents 1.41% of net assets. Information concerning such restricted securities at October 31, 2001 is as follows:
Security Description	Acquisition Date	Cost ($)
Adams Capital Management I, LP	September 1997 to April 1999	1,889,204
Adams Capital Management III, LP	November 2000 to July 2001	825,000
Alloy Ventures 2000, LP	April 2000 to September 2001	2,000,000
Asset Management Associates 1996, LP	June 1996 to May 2001	1,691,465
Asset Management Associates 1998, LP	May 1998 to October 2001	2,666,280
Crosspoint Venture Partners 1993, LP	April 1993 to March 1998	318,036
GEO Capital III, LP	December 1993 to March 1998	1,305,070
GEO Capital IV, LP	April 1996 to March 1998	2,642,588
Med Venture Associates II, LP	May 1996 to March 1998	1,533,998
Med Venture Associates III, LP	September 1998	1,284,160
Sevin Rosen Fund V, LP	April 1996 to March 1998	2,350,876
Planetweb, Inc. preferred stock	September 2000	5.44 per share
W.R. Hambrecht & Co.	March 2000	50.00 per share

(c) Securities valued at fair value by management and approved in good faith following procedures approved by the Trustees, amounted to $44,056,880 (2.05% of net assets). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2001 aggregated $50,151,678. These securities may also have certain restrictions as to resale.
(d) An officer of Zurich Scudder Investments, Inc. serves on the board of this security.
At October 31, 2001, outstanding written options on securities were as follows:
Written Options	Contracts	Expiration Date	Strike Price ($)	Value ($)
Brocade Communications Systems, Inc.	6,467	11/19/2001	30	452,690
Electronic Data Systems Corp.	3,806	11/19/2001	65	666,050
NASDAQ	2,175	11/19/2001	32	195,750
Total outstanding written options (Premiums received $1,947,105)				$ 1,314,490

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2001
Assets
Investments in securities, at value (cost $3,063,839,932)	$ 2,153,291,696
Receivable for investments sold	243,592
Dividends receivable	112,497
Interest receivable	668,790
Receivable for Fund shares sold	6,738,716
Foreign taxes recoverable	10,784
Total assets	2,161,066,075
Liabilities
Payable for investments purchased	607,414
Payable for Fund shares redeemed	5,317,864
Written options, at value (premiums received $1,947,105)	1,314,490
Accrued management fee	971,750
Accrued Trustees' fees and expenses	14,243
Accrued reorganization costs	51,900
Other accrued expenses and payables	1,512,035
Total liabilities	9,789,696
Net assets, at value	$ 2,151,276,379
Net Assets
Net assets consist of: Undistributed net investment income	1,553,214
Net unrealized appreciation (depreciation) on: Investments	(910,548,236)
Written options	632,615
Accumulated net realized gain (loss)	(262,700,361)
Paid-in capital	3,322,339,147
Net assets, at value	$ 2,151,276,379

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2001 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($1,521,249,164 / 140,837,212 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.80
Maximum offering price per share (100 / 94.25 of $10.80)	$ 11.46
Class B
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($493,897,943 / 51,704,378 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.55
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($110,629,776 / 11,341,533 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.75
Class I Net Asset Value, offering and redemption price per share ($25,499,496 / 2,307,161 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.05

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2001
Investment Income
Dividends (net of foreign taxes withheld of $116,164)	$ 4,881,797
Interest	15,501,942
Total Income	20,383,739
Expenses: Management fee	17,186,344
Administrative fee	2,367,050
Services to shareholders	6,723,476
Custodian fees	84,291
Distribution service fees	13,831,451
Auditing	45,419
Legal	145,496
Trustees' fees and expenses	62,124
Reports to shareholders	717,601
Registration fees	155,686
Reorganization	1,002,034
Other	85,492
Total expenses, before expense reductions	42,406,464
Expense reductions	(821,867)
Total expenses, after expense reductions	41,584,597
Net investment income (loss)	(21,200,858)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(265,583,912)
Written options	4,535,596
(261,048,316)
Net unrealized appreciation (depreciation) during the period on: Investments	(2,772,620,497)
Written options	632,615
(2,771,987,882)
Net gain (loss) on investment transactions	(3,033,036,198)
Net increase (decrease) in net assets resulting from operations	$ (3,054,237,056)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2001	2000
Operations: Net investment income (loss)	$ (21,200,858)	$ (28,733,049)
Net realized gain (loss) on investment transactions	(261,048,316)	661,441,591
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,771,987,882)	662,741,450
Net increase (decrease) in net assets resulting from operations	(3,054,237,056)	1,295,449,992
Distributions to shareholders from: Net realized gains: Class A	(327,258,897)	(209,023,586)
Class B	(127,036,723)	(56,601,619)
Class C	(24,640,593)	(9,101,930)
Class I	(5,105,177)	(3,494,975)
Fund share transactions: Proceeds from shares sold	1,757,973,968	4,667,436,087
Reinvestment of distributions	414,190,867	235,496,566
Cost of shares redeemed	(1,813,722,207)	(3,394,699,088)
Net increase (decrease) in net assets from Fund share transactions	358,442,628	1,508,233,565
Increase (decrease) in net assets	(3,179,835,818)	2,525,461,447
Net assets at beginning of period	5,331,112,197	2,805,650,750
Net assets at end of period (including undistributed net investment income of $1,553,214 and $1,128,243, respectively)	$ 2,151,276,379	$ 5,331,112,197

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 29.18	$ 21.29	$ 11.77	$ 13.13	$ 13.16
Income (loss) from investment operations: Net investment income (loss)[a]	(.06)	(.09)	(.06)	(.04)	(.06)
Net realized and unrealized gain (loss) on investment transactions	(15.74)	9.92	10.65	.82	2.14
Total from investment operations	(15.80)	9.83	10.59	.78	2.08
Less distributions from: Net realized gains on investment transactions	(2.58)	(1.94)	(1.07)	(2.14)	(2.11)
Net asset value, end of period	$ 10.80	$ 29.18	$ 21.29	$ 11.77	$ 13.13
Total Return (%)[b]	(57.51)	47.06	94.71	8.21	17.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,521	3,711	2,233	1,084	1,075
Ratio of expenses before expense reductions (%)	1.04[c]	1.00	.93	.92	.89
Ratio of expenses after expense reductions (%)	1.03[c]	.99	.93	.92	.89
Ratio of net investment income (loss) (%)	(.40)	(.30)	(.38)	(.37)	(.42)
Portfolio turnover rate (%)	96	59	59	146	192

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.02% and 1.02%, respectively (see Notes to Financial Statements).

Class B

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 26.46	$ 19.62	$ 11.03	$ 12.54	$ 12.77
Income (loss) from investment operations: Net investment income (loss)[a]	(.19)	(.36)	(.22)	(.14)	(.18)
Net realized and unrealized gain (loss) on investment transactions	(14.14)	9.14	9.88	.77	2.06
Total from investment operations	(14.33)	8.78	9.66	.63	1.88
Less distributions from: Net realized gains on investment transactions	(2.58)	(1.94)	(1.07)	(2.14)	(2.11)
Net asset value, end of period	$ 9.55	$ 26.46	$ 19.62	$ 11.03	$ 12.54
Total Return (%)[b]	(57.90)	45.49	92.59	7.24	15.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	494	1,307	465	127	105
Ratio of expenses before expense reductions (%)	2.01[c]	1.87	1.92	1.85	1.85
Ratio of expenses after expense reductions (%)	1.96[c]	1.86	1.92	1.85	1.85
Ratio of net investment income (loss) (%)	(1.33)	(1.30)	(1.37)	(1.30)	(1.38)
Portfolio turnover rate (%)	96	59	59	146	192

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.96% and 1.96%, respectively (see Notes to Financial Statements).

Class C

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 26.91	$ 19.91	$ 11.17	$ 12.64	$ 12.85
Income (loss) from investment operations: Net investment income (loss)[a]	(.18)	(.35)	(.21)	(.14)	(.17)
Net realized and unrealized gain (loss) on investment transactions	(14.40)	9.29	10.02	.81	2.07
Total from investment operations	(14.58)	8.94	9.81	.67	1.90
Less distributions from: Net realized gains on investment transactions	(2.58)	(1.94)	(1.07)	(2.14)	(2.11)
Net asset value, end of period	$ 9.75	$ 26.91	$ 19.91	$ 11.17	$ 12.64
Total Return (%)[b]	(57.85)	45.72	92.68	7.57	15.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111	255	73	18	10
Ratio of expenses before expense reductions (%)	1.94[c]	1.76	1.82	1.81	1.82
Ratio of expenses after expense reductions (%)	1.89[c]	1.75	1.82	1.81	1.82
Ratio of net investment income (loss) (%)	(1.26)	(1.22)	(1.27)	(1.26)	(1.35)
Portfolio turnover rate (%)	96	59	59	146	192

a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.89% and 1.89%, respectively (see Notes to Financial Statements).

Class I

Years Ended October 31,	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 29.67	$ 21.54	$ 11.86	$ 13.19	$ 13.20
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	-	(.02)	(.02)	(.04)
Net realized and unrealized gain (loss) on investment transactions	(16.03)	10.07	10.77	.83	2.14
Total from investment operations	(16.04)	10.07	10.75	.81	2.10
Less distributions from: Net realized gains on investment transactions	(2.58)	(1.94)	(1.07)	(2.14)	(2.11)
Net asset value, end of period	$ 11.05	$ 29.67	$ 21.54	$ 11.86	$ 13.19
Total Return (%)	(57.33)	47.62	95.39	8.44	17.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25	59	34	19	20
Ratio of expenses before expense reductions (%)	.68[b]	.70	.65	.67	.74
Ratio of expenses after expense reductions (%)	.68[b]	.69	.64	.67	.74
Ratio of net investment income (loss) (%)	(.05)	(.01)	(.09)	(.12)	(.27)
Portfolio turnover rate (%)	96	59	59	146	192

a Based on average shares outstanding during the period.
b The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .68% and .68%, respectively (see Notes to Financial Statements).

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Technology Fund (the ``Fund''), formerly Kemper Technology Fund, is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. These classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $243,805,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2001, purchases and sales of investment securities (excluding short-term instruments) aggregated $2,954,640,504 and $2,802,203,247, respectively.

For the year ended October 31, 2001, transactions for written options were as follows:

	Contracts	Premium ($)
Beginning of period	-	-
Options written	37,059	6,894,537
Options closed	(22,831)	(4,535,596)
Options exercised	(1,780)	(411,836)
End of period	12,448	1,947,105

C. Related Parties

As described in Note G, Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), formerly Scudder Kemper Investments, Inc., initiated a restructuring program for most of its funds. As part of this reorganization, the Fund entered into an Administrative Agreement. The agreement was effective June 25, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with ZSI, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for the Fund, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. On December 4, 2001, a definitive agreement was signed and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Effective June 25, 2001, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides, or pays others to provide, substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.425%, 0.325% and 0.100% of average daily net assets for Class A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund are not borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period June 25, 2001 through October 31, 2001, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 1,360,608	$ 287,001
Class B	854,028	175,769
Class C	142,575	29,969
Class I	9,839	2,057
	$ 2,367,050	$ 494,796

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B, C and I shares. Prior to June 25, 2001, the amount charged to Class A, B, C and I shares by SISC aggregated $3,219,152, $1,548,283, $192,246 and $21,792, respectively.

Effective June 25, 2001, the above fee is paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2001
Class B	$ 5,805,539	$ 310,180
Class C	1,204,195	69,159
	$ 7,009,734	$ 379,339

Effective June 25, 2001, in accordance with an amended and restated Distribution Service Agreement, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. This amended agreement replaced the Administrative Services Agreement and did not result in any increase in fees or expenses to each such class. For the year ended October 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2001
Class A	$ 4,546,365	$ 318,886
Class B	1,880,635	103,389
Class C	394,717	23,053
	$ 6,821,717	$ 445,328

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2001 aggregated $391,902.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2001, the CDSC for Class B and C shares aggregated $1,367,423 and $39,260, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2001, Trustees' fees and expenses aggregated $32,896. In addition, a one-time fee of $29,228 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note G. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $14,614 of such costs.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended October 31, 2001, totaled $5,029,741 and are reflected as interest income on the Statement of Operations.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2001		Year Ended October 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	90,601,658	$ 1,420,283,017	111,758,863	$3,333,034,705
Class B	14,393,388	211,936,066	36,855,901	1,001,142,411
Class C	6,473,589	101,031,181	10,169,449	283,055,058
Class I	1,603,642	24,723,704	1,650,164	50,203,913
		$ 1,757,973,968		$ 4,667,436,087
Shares issued in reinvestment of dividends
Class A	15,515,453	$ 269,504,573	6,254,930	$ 170,697,727
Class B	7,576,175	117,355,148	2,117,394	52,850,101
Class C	1,406,691	22,225,973	333,377	8,453,766
Class I	288,102	5,105,173	126,446	3,494,972
		$ 414,190,867		$ 235,496,566
Shares redeemed
Class A	(92,461,916)	$ (1,431,684,881)	(95,745,059)	$ (2,857,442,699)
Class B	(19,658,988)	(269,885,957)	(13,285,024)	(363,346,000)
Class C	(6,004,024)	(88,068,991)	(4,718,836)	(131,511,103)
Class I	(1,572,619)	(24,082,378)	(1,371,216)	(42,399,286)
		$ (1,813,722,207)		$ (3,394,699,088)
Net increase (decrease)
Class A	13,655,195	$ 258,102,709	22,268,734	$ 646,289,733
Class B	2,310,575	59,405,257	25,688,271	690,646,512
Class C	1,876,256	35,188,163	5,783,990	159,997,721
Class I	319,125	5,746,499	405,394	11,299,599
		$ 358,442,628		$ 1,508,233,565

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the period from November 1, 2000 through June 24, 2001, the Fund's custodian fees were reduced by $11,204. For the period from June 25, 2001 through October 31, 2001, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,822 for custodian credits earned. Prior to June 25, 2001, transfer agent fees were reduced by $39,780.

Effective June 25, 2001, transfer agent credits are no longer used to reduce the Fund expenses.

F. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an Administrative Fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative were borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. ZSI has agreed to bear $753,447 of such costs.

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Technology Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Technology Fund (the "Fund"), formerly Kemper Technology Fund, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Technology Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts/s/ Ernst & Young LLP

December 7, 2001

Tax Information (Unaudited)

The Fund paid distributions of $2.58 per share from net long-term capital gains during its year ended October 31, 2001, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Technology Fund was held on May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
John W. Ballantine	119,865,903	2,324,165	0
Lewis A. Burnham	119,886,266	2,303,802	0
Mark S. Casady	119,858,038	2,332,030	0
Linda C. Coughlin	119,896,995	2,293,073	0
Donald L. Dunaway	119,950,933	2,239,135	0
James R. Edgar	119,892,395	2,297,673	0
William F. Glavin	119,899,635	2,290,433	0
Robert B. Hoffman	119,901,062	2,289,006	0
Shirley D. Peterson	119,921,400	2,268,668	0
Fred B. Renwick	119,818,307	2,371,761	0
William P. Sommers	119,871,583	2,318,485	0
John G. Weithers	119,901,604	2,288,464	0

2. To ratify the selection of Ernst & Young LLP as the independent auditors of the fund for the fund's current fiscal year:

Affirmative	Against	Abstain
119,385,470	1,126,567	1,678,031

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Class A

3. To approve a Rule 12b-1 Plan for Class A:

Affirmative	Against	Abstain
74,522,784	3,366,276	2,818,519

Class B

3. To approve an Amended and Restated Rule 12b-1 Plan for Class B:

Affirmative	Against	Abstain
31,682,909	449,018	673,025

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan for Class C:

Affirmative	Against	Abstain
6,235,422	93,761	105,274

Officers and Trustees

TRUSTEES
John W. Ballantine
Trustee
Lewis A. Burnham
Trustee
Mark S. Casady
Trustee and President
Linda C. Coughlin
Chairperson, Trustee and
Vice President
Donald L. Dunaway
Trustee
James R. Edgar
Trustee
William F. Glavin, Jr.
Trustee
Robert B. Hoffman
Trustee
Shirley D. Peterson
Trustee
Fred B. Renwick
Trustee
William P. Sommers
Trustee
John G. Weithers
Trustee
OFFICERS
Philip J. Collora
Vice President and
Assistant Secretary
Robert L. Horton
Vice President
Kathryn L. Quirk
Vice President
Linda J. Wondrack
Vice President
John R. Hebble
Treasurer
Thomas Lally
Assistant Treasurer
Brenda Lyons
Assistant Treasurer
John Millette
Secretary
Caroline Pearson
Assistant Secretary

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder Research Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2011 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Focus Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder Dividend & Growth Fund
Scudder-Dreman High Return Equity Fund
Scudder Large Company Value Fund
Scudder Small Cap Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Research Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free IncomeFund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Argentina Fund, Inc.
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Notes

Performance Summary October 31, 2001

Annual Average Total Returns*
	1-Year	3-Year	5-Year	Life of Class**
Scudder Technology Fund - Class I Shares	-57.33%	7.16%	9.36%	11.09%
S&P 500 Composite Index+	-24.91%	.04%	10.04%	12.88%
JPMorgan H&Q Technology Index++	-58.46%	2.83%	10.55%	11.66%
Goldman Sachs Technology Index+++	-56.20%	-1.76%	10.85%	n/a

Performance is historical and includes reinvestment of dividends and capital gains. Investment return and principal value will fluctuate with changing market conditions, so that when redeemed shares may be worth more or less than their original cost.

Growth of an Assumed $10,000 Investment
-- Scudder Technology Fund - Class I Shares - $19,457 -- S&P 500 Composite Index+ - $21,538 - - - JPMorgan H&Q Technology Index++ - $20,133

Yearly periods ended October 31

Dividend Review
During the fiscal year, Scudder Technology Fund - Class I shares paid the following dividends:
Capital Gains Distributions	$ 2.58

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends. The performance in the graph above also includes reinvestment of dividends. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights in the annual report.
** The Class commenced operations on July 3, 1995. Index comparisons begin June 30, 1995.
+ The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.
++ The JPMorgan H&Q Technology Index (formerly Hambrecht & Quist Technology Index) is composed of approximately 275 technology stocks, selected as representative of the overall technology sector. The index includes companies from five technology groups: computer hardware, computer software, communications, semiconductors and information services.
+++ The Goldman Sachs Technology Index is a capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Investment Manager

Zurich Scudder Investments

Principal Underwriter

Scudder Distributors, Inc.

This report is not to be distributed unless preceded or accompanied by a Scudder Technology Fund prospectus and the 2001 Annual Report for Scudder Technology Fund.

(STEK-1SUP)